Exhibit 99.1

Second Quarter 2005 Investor Presentation

Forward-looking Statements and Associated Risk Factors

This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. (the “Company”) and its authorized officers, may contain certain forward-looking statements regarding the Company’s prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. The Company’s ability to predict results or the actual effects of its plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

There are a number of factors, many of which are beyond the Company’s control, that could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. These factors include, but are not limited to: general economic conditions, either nationally or locally in some or all of the areas in which we conduct our business; conditions in the securities markets or the banking industry; changes in interest rates, which may affect our net income or future cash flows; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in our local markets; changes in real estate values, which could impact the quality of the assets securing our loans; changes in the quality or composition of the loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the ability to successfully integrate any assets, liabilities, customers, systems, and personnel we may acquire into our operations, and the ability to realize related revenue synergies and cost savings within expected time frames; the timely development of new and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; the outcome of pending or threatened litigation or of other matters before regulatory agencies, whether currently existing or commencing in the future; changes in accounting principles, policies, practices, or guidelines; changes in legislation and regulation; operational issues and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting the Company’s operations, pricing, and services. The following factors, among others, could cause the actual results of the proposed acquisition of Long Island Financial Corp. to differ materially from the expectations stated in this presentation: the ability of Long Island Financial Corp. to obtain the required shareholder approval and the ability of the Company to obtain the appropriate regulatory approval; the ability of the two companies to consummate the transaction; a materially adverse change in the financial condition of either company; the ability of New York Community Bancorp, Inc. to successfully integrate the assets, liabilities, customers, systems, and any personnel it may acquire into its operations pursuant to the transaction; and the ability to realize the related revenue synergies and cost savings within the expected time frames.

In addition, it should be noted that the Company routinely evaluates opportunities to expand through acquisition and frequently conducts due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place in the future, and acquisitions involving cash, debt, or equity securities may occur.

Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company’s control.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Forward-looking Statements and Associated Risk Factors

Note: The following notice is included to meet certain legal requirements

The Company will be filing a registration statement with the Securities and Exchange Commission (the “SEC”) containing a proxy statement/prospectus and other documents regarding its proposed transaction with Long Island Financial Corp. Long Island Financial Corp. shareholders are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about the Company and Long Island Financial Corp., and the prospective transaction. When available, copies of this proxy statement/prospectus will be mailed to Long Island Financial Corp. shareholders and, together with other documents filed by the Company or Long Island Financial Corp. with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by directing a request to the Company c/o the Investor Relations Department, 615 Merrick Avenue, Westbury, N.Y. 11590 or the Corporate Secretary, Long Island Financial Corp., 1601 Veterans Memorial Highway, Suite 120, Islandia, N.Y. 11749.

Long Island Financial Corp. and its directors, executive officers and certain other members of management, and employees may be soliciting proxies from their shareholders in favor of the proposed transaction. Information regarding such persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Long Island Financial Corp.’s shareholders in connection with the proposed transaction is set forth in Long Island Financial Corp.’s proxy statement filed with the SEC on March 25, 2005 relating to its annual meeting of shareholders held on April 20, 2005. Additional information will be set forth in the proxy statement/prospectus when it is filed with the SEC.

We are a leading financial institution in the NY Metro region…

The leading producer of multi-family loans in New York City, with a portfolio of $12.0 billion at 6/30/05 (a) The third largest thrift depository in the New York Metro region, with 141 locations and deposits of $11.5 billion at 6/30/05 (a) Ranked among the top 3% of U.S. thrifts generating income from investment product sales (b) Ranked among the five most efficient bank holding companies in the United States (c)

(a) SNL DataSource

(b) Singer’s Annuity and Funds Report – August/September 2005 (c) American Banker – June 23, 2005

…with an industry-leading record of financial strength.

The Company’s 2004 operating performance ranked first among U.S. thrifts with assets exceeding $1 billion. (a)

U.S. Thrifts

2004 Performance Measures NYB w/ Assets > $1 Billion (b)

Operating ROA 1.82% 0.93%

Operating ROE 14.40 10.41

Operating Efficiency Ratio 21.46 58.66

NPAs + Loans 90 or More

Days Past Due/Total Assets 0.12 0.41

NCOs/Average Loans 0.00 0.15

(a) Based on 2004 operating earnings; ThriftInvestor – May 2005 (Please see slide no. 32 for a reconciliation of 2004 GAAP and operating earnings.) (b) SNL DataSource

We are focused on producing a solid financial performance.

2005 Goals:

Increasing our share of the multi-family lending market

Complementing our asset mix with CRE and construction loans Maintaining the quality of our assets Maintaining our efficiency Strengthening our balance sheet

Reducing securities Increasing deposits

Maintaining our capital strength

Expanding through M&A Maintaining a strong dividend

Producing a Solid Financial Performance

Our returns on tangible assets and equity are among the highest in the industry.

ROTA

0.82%

1.04%

1.53%

ROTE

9.86%

12.62%

29.66%

1H 2005

1H 2005

U.S. Thrifts (a) N.Y. State Thrifts (a) NYB

(a) SNL DataSource

Increasing Our Share of the Multi-family Lending Market

We are the leading producer of multi-family loans for portfolio in NYC.

(in millions)

Multi-family Loan Originations All Other Loan Originations $74 $359 $501 $947 $1,830 $860 $542 $791 $2,059 $3,383 $4,210 $2,898

2000 2001 2002 2003 2004 1H 2005

Total: $616 $1,150 $2,560 $4,330 $6,040 $3,758

Increasing Our Share of the Multi-family Lending Market

We have a highly profitable, efficient, and resilient lending niche.

Niche: Rent-controlled and -stabilized buildings in NYC 5-year fixed / 5-year adjustable rates Pre-payment penalties: 5-4-3-2-1 points in years 1 through 5 Loan structure enhances term yields Longstanding relationships with leading mortgage brokers Represents a growing source of deposits No losses in more than 20 years

Increasing Our Share of the Multi-family Lending Market

Multi-family loans have grown 21% YTD and 40% year-over-year.

(in millions)

Multi-family Loan Portfolio

267% $3,255 $4,494 $7,368 $9,842 $11,953

12/31/01 12/31/02 12/31/03 12/31/04 6/30/05

At 6/30/05

% of total loans: 76.2%

Average principal balance: $3.4 million Average loan-to-value: 60.1% Expected weighted average life: 3.6 years 1H 2005 originations: $2.9 billion % of total loans originated YTD: 77.1%

Increasing Our Share of the Multi-family Lending Market

Our unique refinancing cycle has supported the growth of our earnings.

NYB Originates Multi-family Loan Based on the Current Income Stream Produced by the Property

Borrower Uses Funds to Improve the Property

Rent Roll / Income Stream Increases over the Term (3–5 years)

NYB Refinances Loan Based on Higher Income Stream, Increasing Loan Size and Term Yield

NYB Refinances Loan Based on Higher Income Stream, Increasing Loan Size and Term Yield

Rent Roll / Income Stream Increases over the Term (3–5 years)

Borrower Uses Funds to Improve the Property

Complementing Our Asset Mix with CRE Loans

Our CRE loans feature a structure similar to that of our multi-family loans.

Niche:

Office and mixed-use buildings in NYC

National credit retail shopping centers in NYC and Long Island

5-year fixed / 5-year adjustable rates

Pre-payment penalties: 5-4-3-2-1 points in years 1 through 5 Conservative credit review No losses in more than a decade

Complementing Our Asset Mix with CRE Loans

CRE loans have grown 17% YTD and 35% year-over-year.

(in millions)

Commercial Real Estate Loan Portfolio

346% $562 $533 $1,445 $2,141 $2,509

12/31/01 12/31/02 12/31/03 12/31/04 6/30/05

At 6/30/05

% of total loans: 16.0%

Average principal balance: $2.5 million Average loan-to-value: 57.6% Expected weighted average life: 4.1 years 1H 2005 originations: $474.7 million % of total loans originated YTD: 12.6%

Complementing Our Asset Mix with Construction Loans

We lend to 9 of the top 10 developers on Long Island.

Niche: Residential unit subdivisions on Long Island Floating rate tied to prime

Bulk of proceeds distributed upon receipt of signed contract of sale No losses in more than a decade

Complementing Our Asset Mix with Construction Loans

Construction loans have grown 6% YTD and 14% year-over-year.

(in millions)

Construction Loan Portfolio

463% $152 $117 $644 $804 $855

12/31/01 12/31/02 12/31/03 12/31/04 6/30/05

At 6/30/05

% of total loans: 5.4%

Average principal balance: $3.5 million Average loan-to-value: 40.4% Term: Typically 18-24 months 1H 2005 originations: $314.9 million % of total loans originated YTD: 8.4%

Maintaining Asset Quality

The quality of our assets reflects our stringent credit and underwriting standards.

Conservative LTV ratios

Minimum debt coverage ratio: 120%

Mortgage and Real Estate Committee (a majority of the Board of Directors) approves all loans Director and executive officer inspect all properties over $3 million Board of Directors approves all loans over $10 million All properties appraised by independent appraisers All independent appraisals reviewed by in-house appraisal officers Multi-family and commercial real estate loans based on the lower of economic or market value Construction loans disbursed upon receipt of signed contract of sale

Maintaining Asset Quality

Our loan portfolio is structured to reduce credit risk.

NPAs = 0.17% of total assets at 6/30/05 NPLs = 0.27% of total loans at 6/30/05 NCOs = 0.0001% of average loans in 1H 2005

Allowance for loan losses = 184.22% of NPLs at 6/30/05 No losses on local-market multi-family loans in 20+ years No losses on commercial real estate loans in 10+ years

No losses on residential unit subdivision construction loans in 10+ years 40 consecutive quarters without any net charge-offs from 4Q 1994 through 3Q 2004

Maintaining Efficiency

Efficiency is a key component of our financial performance.

Emphasis on multi-family lending Franchise expansion through M & A

HAVN: 54 branches RCBK: 26 branches RSLN: 39 branches LICB: 12 branches (a)

Above-average deposits per traditional branch Hub & spoke approach to in-store branching

101 traditional branches (a) 49 in-store branches 3 customer service centers

Profitable income-producing third-party alliances

1-4 family loans

Insurance and investment products

(a) Upon acquisition of LICB in 4Q 2005.

Maintaining Efficiency

We consistently rank among the most efficient thrifts in the nation.

Efficiency Ratio

61.75%

57.68%

25.32%

62.95%

57.28%

23.59%(a)

64.04%

57.40%

21.46%(a)

64.01%

58.15%

27.03%

2002 2003 2004 1H 2005

U.S. Thrifts (b) N.Y. State Thrifts (b) NYB

(a) Operating efficiency ratio. Please see slide no. 32 for a reconciliation of GAAP and operating earnings. (b) SNL DataSource

Strengthening Our Balance Sheet

We have significantly enhanced our asset and liability mix since repositioning the balance sheet in 2Q 2004.

(dollars in billions) 6/30/05 3/31/04 % Change

Total loans $15.7 $10.9 43.6%

Multi-family loans 12.0 7.8 53.3

Total securities 6.0 12.1 (50.6)

Total deposits 11.5 10.0 15.1

Core deposits 7.4 6.1 19.9

Wholesale borrowings 9.3 11.9 (22.0)

Strengthening Our Balance Sheet

We are deploying the cash flows from securities into loan production.

(in millions)

Loans Securities $10,919 $12,119 $11,877 $8,464 $14,524 $6,601 $15,684 $5,983

% of Total Assets: 41.2% 45.7% 49.3% 35.1% 59.0% 26.8% 62.3% 23.7%

3/31/04 6/30/04 3/31/05 6/30/05

Increasing Deposits

We are increasing the significance of deposits within our funding mix.

(in millions) $11,869 $10,027 $9,924 $10,016 $9,614 $10,588 $9,259 $11,538

Deposits

Wholesale Borrowings

3/31/04 6/30/04 3/31/05 6/30/05

Increasing Deposits

Total deposits have grown 11% YTD and 15% year-over-year.

(in millions)

Deposits

117% $2,408 $1,949 $4,362 $3,753 $4,172 $3,043 $3,307 $5,967 $6,649 $7,366

12/31/01 12/31/02 12/31/03 12/31/04 6/30/05

Total: $5,451 $5,256 $10,329 $10,402 $11,538

Core Deposits CDs

Core deposits = 64% of total deposits at 6/30/05 Average deposits per traditional branch: approximately $119 million Market share in core markets (a): Richmond County: #2 thrift, #2 bank Queens County: #2 thrift, #5 bank Nassau County: #2 thrift, #6 bank

(a) SNL DataSource

Increasing Deposits

We have engaged in several initiatives to increase and diversify our deposit base.

Created a Private Banking Group to attract personal and business deposits from large relationship borrowers / builders Established a Business Development District Branch in Queens to gather NY State and City deposits Established a nationwide online banking service, MyBankingDirect.com Opened an in-store branch in Co-op City to capitalize on our lending relationship and facilitate access to 55,000 residents Established a depository relationship with Co-op City management, including the provision of lock-box services Established a limited-purpose commercial bank to accept municipal deposits from towns and cities throughout NY State Partnering with local colleges to establish depository relationships with students Offering payment solutions to local colleges and businesses Implementing a program to service health savings accounts Entered into an agreement to acquire Long Island Financial Corp. (“LICB”), the parent company of Long Island Commercial Bank

Expanding Through M&A

LICB is a small, but attractive, full-service commercial bank serving Long Island and Brooklyn.

(dollars in millions) 6/30/05

Assets $539.7

Total loans 250.0

Total securities 255.5

Total deposits 415.9

Core deposits 337.6

Non-interest-bearing deposits 112.4

Expanding Through M&A

We expect to acquire LICB in the 4th quarter of 2005.

Features:

Transaction value: $69.8 million or $42.60 per share (a) Fixed exchange ratio: 2.32 NYB shares for each share of LICB Structure: Tax-free exchange

Expected cost savings: $4.0 million pre-tax (approximately 25% of LICB)

Expected earnings accretion: $0.01—$0.02 per share in 2006

Required approvals: LICB shareholders and Federal Reserve Bank of New York

(a) Based on NYB closing price of $18.36 on 7/29/05.

Expanding Through M&A

The LICB acquisition will be immediately accretive to our GAAP and cash earnings and tangible book value per share.

Established commercial banking franchise accelerates our commercial deposit growth initiative Provides an immediate source of low-cost funding

Core deposits represented 81% of total deposits at 6/30/05 Non-interest-bearing demand deposits represented 27%

Cash flows from LICB securities portfolio to fund loan production at attractive spreads 12 in-market branches augment our current footprint Brings commercial lending expertise to NYB management team

Expanding Through M&A

Long Island Commercial Bank will operate as a separate subsidiary of New York Community Bancorp under the New York Commercial Bank name.

New York Community Bancorp, Inc.

New York Community Bank

New York Commercial Bank

Queens County Savings Bank

Richmond County Savings Bank

Roslyn Savings Bank

Long Island Commercial Bank

Roosevelt Savings Bank

CFS Bank

Ironbound Bank

First Savings Bank of New Jersey

Maintaining Our Capital Strength

We are a well capitalized institution.

6/30/05

Company Capital Measures:

Tangible stockholders’ equity $1.2 bn

Tangible equity/tangible assets 5.31%

Tangible equity/tangible assets, excluding net

unrealized losses on securities 5.44

Bank Capital Measures:

Leverage ratio 8.47%

Tier 1 risk-based capital ratio 15.30

Total risk-based capital ratio 15.91

Maintaining a Strong Dividend

Our dividend yield currently exceeds 5%.

Annual Dividend (a)

300% $0.25 $0.30 $0.43 $0.66 $0.96 $1.00

2000 2001 2002 2003 2004 1H 2005

(annualized)

(a) Adjusted to reflect 3-for-2 stock splits on 3/29/01 and 9/20/01 and 4-for-3 stock splits on 5/21/03 and 2/17/04.

For More Information

The Company trades on the NYSE under the symbol “NYB”.

Log onto our web site: www.myNYCB.com E-mail requests to: ir@myNYCB.com Call Investor Relations at: (516) 683-4420 Write to: New York Community Bancorp, Inc.

615 Merrick Avenue Westbury, NY 11590

Reconciliation of GAAP and Operating Earnings

The following table presents a reconciliation of the Company’s GAAP and operating earnings for the twelve months ended December 31, 2003 and 2004.

For the Years Ended December 31,

(in thousands, except per share data) 2004 2003

Net income $355,086 $323,371

Adjustments to net income:

Other-than-temporary impairment 8,209 —

Balance sheet repositioning charge 157,215 —

Gain on sales of branches — (37,613)

Merger-related expenses — 20,423

Total adjustments to net income 165,424 (17,190)

Income tax effect on adjustments (65,591) 13,514

Operating earnings $454,919 $319,695

Basic operating earnings per share $1.75 $1.68

Diluted operating earnings per share $1.70 $1.63

8/22/05